                      SKYLINE FUNDS-REGISTERED TRADEMARK-
                       311 SOUTH WACKER DRIVE, SUITE 4500
                            CHICAGO, ILLINOIS 60606

                     IN ILLINOIS -- (312) 913-0900 COLLECT
                  OUTSIDE ILLINOIS -- (800) 458-5222 TOLL FREE
                          PRICE LINE -- (800) 828-2SKY
              (800) 828-2759
                                                                  April 28, 1998

  SKYLINE SPECIAL EQUITIES PORTFOLIO seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued. Skyline Special Equities Portfolio emphasizes investments in companies that have below average valuations and above average earnings growth prospects. Skyline Special Equities Portfolio also invests in stocks that are depressed due to current problems at the company where there is an expectation that the company's operations will improve. Skyline Special Equities Portfolio emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $1 billion.

  SKYLINE SMALL CAP VALUE PLUS seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued. Skyline Small Cap Value Plus emphasizes investments in companies that have attractive valuations plus solid growth prospects. These companies will often have earnings growth prospects that are superior to the average publicly traded company. Skyline Small Cap Value Plus emphasizes investments in small companies whose outstanding shares have an aggregate market value under $2 billion. Prior to April 28, 1998, Skyline Small Cap Value Plus was named Skyline Special Equities II.

  SKYLINE SMALL CAP CONTRARIAN seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued. These stocks are generally found among companies that are viewed negatively in the market due to disappointing financial results. Due to the uncertainty regarding the eventuality and timing of profitability improvements, stocks purchased for Skyline Small Cap Contrarian should reflect lower valuations and therefore more potential for capital appreciation should profitability improve. Skyline Small Cap Contrarian emphasizes investments in small companies whose outstanding shares have an aggregate market value between $50 million and $2 billion.

                        SKYLINE SPECIAL EQUITIES PORTFOLIO
              IS CLOSED TO NEW INVESTORS. SEE "PURCHASING SHARES."

                                                   (CONTINUED ON FOLLOWING PAGE)
                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
    PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.    ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian are "no-load" funds. There are no sales or redemption charges, and there are no "12b-1" plans. Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian are each a series of Skyline Funds.

  This Prospectus is a concise statement of information you should know before investing. Please retain it for future reference.

  A Statement of Additional Information regarding Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian, dated the same date as this Prospectus, has been filed with the Securities and Exchange Commission and (together with any supplement to it) is incorporated in this Prospectus by reference. The Statement of Additional Information may be obtained without charge by calling or writing Skyline Funds at the telephone numbers or address shown above. In addition, the Securities and Exchange Commission maintains a Website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated in this Prospectus by reference, and other information about Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian.

                               TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  -----
HIGHLIGHTS...................................................................           1
EXPENSE INFORMATION..........................................................           4
FINANCIAL HIGHLIGHTS.........................................................           5
INVESTMENT OBJECTIVES, POLICIES AND PORTFOLIO MANAGERS.......................           9
    SKYLINE SPECIAL EQUITIES PORTFOLIO.......................................           9
    SKYLINE SMALL CAP VALUE PLUS.............................................          10
    SKYLINE SMALL CAP CONTRARIAN.............................................          10
RISKS........................................................................          11
INVESTMENT RESTRICTIONS......................................................          12
PURCHASING SHARES............................................................          13
    BY CHECK.................................................................          13
    BY WIRE..................................................................          14
    GENERAL SHARE PURCHASE POLICIES..........................................          14
REDEEMING SHARES.............................................................          14
    BY MAIL..................................................................          14
    BY TELEPHONE.............................................................          15
    GENERAL REDEMPTION POLICIES..............................................          16
PURCHASING AND REDEEMING SHARES THROUGH INTERMEDIARIES.......................          16
NET ASSET VALUE..............................................................          17
SHAREHOLDER SERVICES.........................................................          18
    SHAREHOLDER ACCOUNTS.....................................................          18
    RETIREMENT PLANS.........................................................          18
    EXCHANGE PRIVILEGE.......................................................          18
    AUTOMATIC INVESTMENT PLAN................................................          19
    SYSTEMATIC WITHDRAWAL PLAN...............................................          20
    DIVIDEND PURCHASE PLAN...................................................          20
DIVIDENDS AND DISTRIBUTIONS..................................................          20
TAXES........................................................................          21
MANAGEMENT OF SKYLINE........................................................          22
    THE TRUSTEES.............................................................          22
    THE ADVISER..............................................................          22
    PORTFOLIO TRANSACTIONS...................................................          24
    PERFORMANCE..............................................................          24
SKYLINE AND ITS SHARES.......................................................          25
    SHARES...................................................................          25
    VOTING RIGHTS............................................................          26
    SHAREHOLDER INQUIRIES....................................................          26

                                   HIGHLIGHTS

  SKYLINE SPECIAL EQUITIES PORTFOLIO, SKYLINE SMALL CAP VALUE PLUS, and
SKYLINE SMALL CAP CONTRARIAN (each, a "Fund" and collectively, the "Funds") are series of Skyline Funds ("Skyline"). Each Fund is a "no-load" fund. There are no sales or redemption charges.

INVESTMENT OBJECTIVES,
  POLICIES AND
  PORTFOLIO MANAGERS

SKYLINE SPECIAL         SKYLINE SPECIAL EQUITIES PORTFOLIO seeks
  EQUITIES PORTFOLIO    maximum capital appreciation primarily
                        through investment in common stocks that the
                        Adviser considers undervalued. Special
                        Equities Portfolio emphasizes investments in
                        companies that have below average valuations
                        and above average earnings growth prospects.
                        The Fund also invests in stocks that are
                        depressed due to current problems at the
                        company where there is an expectation that
                        the company's operations will improve.
                        Special Equities Portfolio emphasizes
                        investments in small companies whose
                        outstanding shares have an aggregate market
                        value of less than $1 billion. The Adviser
                        attempts to identify companies that it
                        believes are neglected by the investment
                        community. (See "Investment Objectives,
                        Policies and Portfolio Managers.")
                        William M. Dutton is portfolio manager of
                        Skyline Special Equities Portfolio.

SKYLINE SMALL CAP       SKYLINE SMALL CAP VALUE PLUS seeks maximum
  VALUE PLUS            capital appreciation primarily through
                        investment in common stocks that the Adviser
                        considers undervalued. Small Cap Value Plus
                        emphasizes investments in companies that
                        have attractive valuations plus solid growth
                        prospects. These companies will often have
                        earnings growth prospects that are superior
                        to the average publicly traded company.
                        Small Cap Value Plus emphasizes investments
                        in small companies whose outstanding shares
                        have an aggregate market value under $2
                        billion. The Adviser attempts to identify
                        companies that it believes are neglected by
                        the investment community. (See "Investment
                        Objectives,

                        Policies and Portfolio Managers.")
                        Kenneth S. Kailin is portfolio manager of Skyline Small Cap Value Plus.
                        Prior to April 28, 1998, Skyline Small Cap
                        Value Plus was named Skyline Special
                        Equities II.

SKYLINE SMALL CAP       SKYLINE SMALL CAP CONTRARIAN seeks maximum
  CONTRARIAN            capital appreciation primarily through
                        investment in common stocks that the Adviser
                        considers undervalued. These stocks are
                        generally found among companies that are
                        viewed negatively in the market due to
                        disappointing financial results. Skyline
                        Small Cap Contrarian emphasizes investments
                        in small companies whose outstanding shares
                        have an aggregate market value between $50
                        million and $2 billion. (See "Investment
                        Objectives, Policies and Portfolio
                        Managers.")
                        Daren C. Heitman is portfolio manager of
                        Skyline Small Cap Contrarian.

INVESTMENT RISKS        Over time, stocks have historically provided
                        superior long-term capital appreciation
                        potential. However, stock prices may decline
                        over short or even extended periods. Stock
                        markets tend to move in cycles, with periods
                        of rising stock prices and periods of
                        falling stock prices. As a result, the Funds
                        should be considered long-term investments,
                        designed to provide the best results when
                        held for several years or more. The Funds
                        may not be suitable investments if you have
                        a short-term investment horizon or are
                        unwilling to accept fluctuations in share
                        price, including significant declines over a
                        given period.
                        Because the Funds invest in stocks of small
                        companies, which tend to be more volatile
                        and less liquid than stocks of larger
                        companies, investing in one of the Skyline
                        Funds may involve an above-average degree of
                        risk. (See "Risks")

MINIMUM PURCHASE        $1,000 for initial investments and $100 for
                        subsequent investments. (See "Purchasing
                        Shares.")

DIVIDENDS AND CAPITAL   Income dividends and capital gains, if any,
  GAINS                 are distributed at least annually.
                        Distributions automatically are reinvested
                        in additional shares at net asset value
                        unless payment in cash is requested. (See
                        "Dividends and Distributions.")

REDEMPTION PRICE        Current net asset value, without charge.
                        (See "Redeeming Shares.")

INVESTMENT ADVISER      Skyline Asset Management, L.P. (the
                        "Adviser") is the investment adviser to
                        Skyline. The Adviser managed more than $1.4
                        billion in assets as of March 31, 1998.

EXPENSES Each Fund pays the Adviser a comprehensive fee out of which the Adviser pays all of the Fund's ordinary costs and expenses, except the fees and expenses of Skyline's non-interested trustees and organization costs. (See "Management of Skyline -- THE
                        ADVISER.")

DISTRIBUTOR             Funds Distributor, Inc.

                              EXPENSE INFORMATION

  The following table shows all fees paid by shareholders or assessed against assets of the Funds:


                                                     SKYLINE
                                                     SPECIAL      SKYLINE      SKYLINE
                                                    EQUITIES     SMALL CAP    SMALL CAP
                                                    PORTFOLIO   VALUE PLUS   CONTRARIAN
                                                   -----------  -----------  -----------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a
   percentage of
   offering price)...............................        none         none         none
  Maximum Sales Load Imposed on Reinvested
   Dividends (as a percentage of offering
   price)........................................        none         none         none
  Deferred Sales Load............................        none         none         none
  Redemption Fees (1)............................        none         none         none
  Exchange Fees..................................        none         none         none

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Comprehensive Management Fees (including most
   operating
   expenses) (2).................................       1.47%        1.50%        1.50%
  12b-1 Fees.....................................        none         none         none
  Other Expenses.................................       0.01%        0.01%        0.21%
                                                   -----------  -----------  -----------
  Total Operating Expenses.......................       1.48%        1.51%        1.71%


------------------------

(1) A shareholder requesting payment of redemption proceeds by wire must pay the cost of the wire transfer (currently $12). (See "Redeeming Shares.")

(2) Under the advisory agreement, the Adviser pays all of the ordinary operating expenses of each Fund, except the fees and expenses of Skyline's non-interested trustees and organization costs. (See "Management of Skyline -- THE ADVISER.")

  The purpose of the table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. The annual operating expenses for the Funds, as shown in the table, represent Skyline Special Equities Portfolio's and Skyline Small Cap Value Plus's actual operating expenses during 1997 and Skyline Small Cap Contrarian's estimated operating expenses for 1998.

EXAMPLE

  You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period for each of the
Funds:

                                                     SKYLINE
                                                     SPECIAL      SKYLINE      SKYLINE
                                                    EQUITIES     SMALL CAP    SMALL CAP
                                                    PORTFOLIO   VALUE PLUS   CONTRARIAN
                                                   -----------  -----------  -----------
1 year...........................................   $      15    $      16    $      18
3 years..........................................          47           48           54
5 years..........................................          81           82
10 years.........................................         177          180

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; THE FUNDS' ACTUAL EXPENSES AND THE ANNUAL RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. Although information such as that shown in the Example is useful in reviewing the Funds' expenses and in providing a basis for comparison of these expenses with the expenses of other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

                              FINANCIAL HIGHLIGHTS

  The tables below reflect the results of the operations of each Fund on a per-share basis for the periods indicated. The information presented has been audited and reported on by Skyline's independent auditors. The tables should be read in conjunction with the financial statements of Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian, which may be obtained without charge from Skyline upon request. The auditors' report and further information about the performance of the Funds is contained in the Funds' Annual Reports and the Statement of Additional Information, which may be obtained from Skyline free of charge.

                       SKYLINE SPECIAL EQUITIES PORTFOLIO

                                                                            YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------------------------------
                                               1997       1996      1995(a)     1994       1993       1992       1991       1990
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value at beginning of year.......  $   18.16  $   16.79  $   15.64  $   17.83  $   17.12  $   12.67  $   10.32  $   11.49
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment (loss) income.............      (0.07)     (0.04)     (0.06)     (0.08)     (0.09)     (0.01)      0.01       0.10
  Net realized and unrealized gain (loss)
   on investments..........................       6.46       5.02       2.21      (0.18)      3.94       5.37       4.74      (1.17)
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total from Investment Operations.........       6.39       4.98       2.15      (0.26)      3.85       5.36       4.75      (1.07)
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from net investment income.....         --         --         --         --         --         --      (0.01)     (0.10)
  Dividends from net realized gains on
   investments.............................      (2.89)     (3.61)     (1.00)     (1.93)     (3.14)     (0.91)     (2.39)        --
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS........................      (2.89)     (3.61)     (1.00)     (1.93)     (3.14)     (0.91)     (2.40)     (0.10)
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value at end of year.............  $   21.66  $   18.16  $   16.79  $   15.64  $   17.83  $   17.12  $   12.67  $   10.32
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (b)...........................     35.43%     30.37%     13.83%     (1.15%)    22.85%     42.45%     47.28%     (9.28%)

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net
   assets..................................      1.48%      1.51%      1.51%      1.49%      1.48%      1.51%      1.55%      1.59%
  Ratio of net investment (loss) income to
   average net assets......................     (0.41%)    (0.32%)    (0.35%)    (0.49%)    (0.54%)    (0.19%)     0.09%      0.95%
  Portfolio turnover rate..................        62%       130%        71%        82%       104%        87%       104%        98%
  Average commission rate paid (c).........  $  0.0601  $  0.0636
Net assets at end of year (in thousands)...  $ 467,070  $ 219,480  $ 174,899  $ 202,771  $ 228,011  $ 172,385  $  37,495  $  22,154
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------


                                               1989       1988
                                             ---------  ---------
Net asset value at beginning of year.......  $   10.32  $    7.99
                                             ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment (loss) income.............       0.13       0.05
  Net realized and unrealized gain (loss)
   on investments..........................       2.33       2.33
                                             ---------  ---------
  Total from Investment Operations.........       2.46       2.38
                                             ---------  ---------
LESS DISTRIBUTIONS
  Dividends from net investment income.....      (0.13)     (0.05)
  Dividends from net realized gains on
   investments.............................      (1.16)        --
                                             ---------  ---------
TOTAL DISTRIBUTIONS........................      (1.29)     (0.05)
                                             ---------  ---------
Net asset value at end of year.............  $   11.49  $   10.32
                                             ---------  ---------
                                             ---------  ---------
TOTAL RETURN (b)...........................     23.98%     29.79%
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net
   assets..................................      1.60%      1.70%
  Ratio of net investment (loss) income to
   average net assets......................      1.30%      0.61%
  Portfolio turnover rate..................        90%        68%
  Average commission rate paid (c).........
Net assets at end of year (in thousands)...  $  21,056  $  11,498
                                             ---------  ---------
                                             ---------  ---------

------------------------

See "Notes to Financial Highlights" on page 8.

                          SKYLINE SMALL CAP VALUE PLUS

                                                                         YEAR ENDED DECEMBER 31,                FEBRUARY 9,
                                                              ---------------------------------------------     1993(d) TO
                                                                1997         1996       1995(a)      1994    DECEMBER 31, 1993
                                                              --------     --------     -------     -------  -----------------
Net asset value at beginning of period                        $  11.94     $  11.29     $ 10.14     $ 10.79       $ 10.00
                                                              --------     --------     -------     -------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment (loss) income..............................     (0.03)       (0.02)       0.06        0.02          0.01
  Net realized and unrealized gain (loss) on investments....      3.13         2.94        2.06      (0.19)          1.00
                                                              --------     --------     -------     -------      --------
  Total from Investment Operations..........................      3.10         2.92        2.12      (0.17)          1.01
                                                              --------     --------     -------     -------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income......................        --        (0.01)      (0.06)     (0.02)            --
  Dividends from net realized gains on investments..........     (2.29)       (2.26)      (0.91)     (0.46)         (0.22)
  Return of capital distribution............................        --           --          --          --(e)           --
                                                              --------     --------     -------     -------      --------
TOTAL DISTRIBUTIONS.........................................     (2.29)       (2.27)      (0.97)     (0.48)         (0.22)
                                                              --------     --------     -------     -------      --------
Net asset value at end of period............................  $  12.75     $  11.94     $ 11.29     $ 10.14       $ 10.79
                                                              --------     --------     -------     -------      --------
                                                              --------     --------     -------     -------      --------
TOTAL RETURN................................................     26.21%       26.60%      20.95%      (1.52%)        10.08%(f)
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets...................      1.51%        1.53%       1.52%       1.51%         1.51%(g)
  Ratio of net investment (loss) income to average net
   assets...................................................     (0.30%)      (0.24%)      0.50%       0.22%        (0.10%)(g)
  Portfolio turnover rate...................................       104%         145%        102%         82%          111%(g)
  Average commission rate paid (c)..........................  $ 0.0601     $ 0.0619
Net assets at end of period (in thousands)..................  $165,687     $105,333     $89,203     $99,638       $58,608
                                                              --------     --------     -------     -------      --------
                                                              --------     --------     -------     -------      --------

------------------------


See "Notes to Financial Highlights" on page 8.

                          SKYLINE SMALL CAP CONTRARIAN

                                                                DECEMBER
                                                                   15,
                                                                 1997(d)
                                                                   TO
                                                                DECEMBER
                                                                31, 1997
                                                                ---------
Net asset value at beginning of period......................    $ 10.00
                                                                ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.......................................       0.00
  Net realized and unrealized gain (loss) on investments....       0.00
                                                                ---------
  Total from Investment Operations..........................       0.00
                                                                ---------
Net asset value at end of period............................    $ 10.00
                                                                ---------
                                                                ---------
TOTAL RETURN................................................       0.00%(h)
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets...................       1.71%(g)
  Ratio of net investment (loss) to average net assets......      (0.29%)(g)
  Portfolio turnover rate...................................          0%(g)
  Average commission rate paid (c)..........................    $0.0514(h)
Net assets at end of period (in thousands)..................    $ 4,753
                                                                ---------
                                                                ---------

NOTES TO FINANCIAL HIGHLIGHTS:

(a) Effective September 1, 1995, Skyline Asset Management, L.P. became the investment adviser to Skyline Special Equities Portfolio and Skyline Small Cap Value Plus.

(b) Total return for Skyline Special Equities Portfolio does not reflect the effect of any sales charges which may have been previously charged.

(c) Indicates the average brokerage commissions paid per share of stock bought and sold in a transaction in which a commission was paid.

(d) Commencement of operations.

(e) Distributions were less than $.01 per share.

(f) For the period February 9, 1993 to December 31, 1993.

(g) Ratios have been determined on an annualized basis.

(h) For the period December 15, 1997 to December 31, 1997.

             INVESTMENT OBJECTIVES, POLICIES AND PORTFOLIO MANAGERS

SKYLINE SPECIAL EQUITIES PORTFOLIO

  Skyline Special Equities Portfolio seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers to be undervalued. Companies in which Skyline Special Equities Portfolio invests generally fall into one of the following three categories:

  1. A company that the Adviser believes will achieve above average growth in earnings, but that is selling at a price/earnings ratio below the average for the overall stock market.

  2. A company that has experienced problems leading to a depressed stock price where the Adviser believes that there is a reasonable likelihood that the company's operations will improve.

  3. A company that does not fall into the above categories, but because of special circumstances appears undervalued and, consequently, offers potential for appreciation.

  Skyline Special Equities Portfolio emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $1 billion. The Adviser attempts to identify companies that it believes are neglected by the investment community.

  The Fund is ordinarily substantially fully invested, and under normal market conditions, at least 65% of the assets of the Fund will be invested in common stocks. In management of cash receipts or liquidity for anticipated redemptions, the Fund may invest without limitation in high-quality fixed-income securities or hold assets in cash or cash equivalents.

  William M. Dutton is portfolio manager of Skyline Special Equities Portfolio. Mr. Dutton is president of Skyline Funds and has been the portfolio manager of Skyline Special Equities Portfolio since its inception in 1987. He is managing partner and chief investment officer of the Adviser. Mr. Dutton has managed small cap portfolios since 1985, including Skyline Growth Fund, L.L.C., a private investment company, and the small cap investment portfolios of a number of prominent institutional clients. In 1992, he was named "Portfolio Manager of the Year" by Morningstar. Mr. Dutton graduated with a Bachelor of Arts degree in English Literature from Princeton University and received a Master's degree in Accounting from the University of Illinois. He is also a Certified Public Accountant. Mr. Dutton has been quoted and featured in a number of well-known investment publications, including FORBES, FORTUNE, and THE WALL STREET JOURNAL as well as a featured guest on LOUIS RUKEYSER'S WALL STREET WEEK. He was born and raised in the Chicagoland area where he still resides with his wife.

SKYLINE SMALL CAP VALUE PLUS

  Skyline Small Cap Value Plus seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued. Skyline Small Cap Value Plus emphasizes investments in companies that have attractive valuations plus solid growth prospects. These companies often have earnings growth prospects that are superior to the average publicly traded company. In purchasing these stocks, strict attention is also paid to valuation. The Adviser generally favors stocks that trade at relatively low multiples of earnings, sales and/or cash flow.

  Skyline Small Cap Value Plus emphasizes investments in small companies whose outstanding shares have an aggregate market value under $2 billion. The Adviser attempts to identify companies that it believes are neglected by the investment community.

  The Fund is ordinarily substantially fully invested, and under normal market conditions, at least 65% of the assets of the Fund will be invested in common stocks of small capitalization issuers. In management of cash receipts or liquidity for anticipated redemptions, the Fund may invest without limitation in high-quality fixed-income securities or hold assets in cash or cash equivalents.

  Kenneth S. Kailin is portfolio manager of Skyline Small Cap Value Plus. Mr. Kailin is executive vice president of Skyline Funds and has been the portfolio manager of Skyline Small Cap Value Plus since its inception in 1993. He is a partner of the Adviser. Mr. Kailin also manages portfolios that invest in small capitalization stocks for institutional clients. Mr. Kailin joined Skyline's predecessor organization over a decade ago as a security analyst working for Mr. Dutton. In 1990, he became a portfolio manager. Prior to his work in the investment field, Mr. Kailin was employed in the banking industry. Mr. Kailin received his Bachelor of Science degree in Finance from Indiana University and his M.B.A. from the University of Chicago. He is also a Chartered Financial Analyst. Mr. Kailin has been featured on CNBC's MONEY TALK, PBS's DOLLAR SIGNS, PBS's NIGHTLY BUSINESS REPORT, and on a number of radio programs and internet sites, including Prodigy and Sage On-Line. He was born and raised in the Chicagoland area where he still resides with his wife and three children.

  Prior to April 28, 1998, Skyline Small Cap Value Plus was named Skyline Special Equities II.

SKYLINE SMALL CAP CONTRARIAN

  Skyline Small Cap Contrarian seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued. These stocks are generally found among companies that are viewed negatively in the market due to disappointing financial results. Due to the uncertainty regarding the eventuality and timing of profitability improvements, stocks purchased for Skyline Small Cap Contrarian should reflect lower valuations and therefore more potential for capital appreciation should profitability improve. Small Cap Contrarian attempts to manage investment risk by emphasizing investments in companies with strong market positions, competitive advantages, and competent management teams with sound business strategies under ordinary circumstances.

  Skyline Small Cap Contrarian emphasizes investments in small companies whose outstanding shares have an aggregate market value between $50 million and $2 billion.

  Skyline Small Cap Contrarian is ordinarily substantially fully invested, and under normal market conditions, at least 65% of the Fund's assets will be invested in common stocks of small capitalization issuers. In management of cash receipts or for liquidity needs, the Fund may invest without limitation in high-quality fixed-income securities or hold assets in cash or cash equivalents.

  Daren C. Heitman is portfolio manager of Small Cap Contrarian. Mr. Heitman is a senior vice president of Skyline Funds. With over seven years of experience researching small capitalization companies, Mr. Heitman most recently worked as a small cap securities analyst with Mr. Dutton, portfolio manager of Skyline Special Equities Portfolio. Mr. Heitman joined Skyline's predecessor adviser in 1993 as an analyst in its institutional equity research division. Prior to that, Mr. Heitman worked for The Ohio Company as a research analyst for two years. Mr. Heitman has a B.B.A. in Finance from Iowa State University with a minor in economics. Mr. Heitman is also a Chartered Financial Analyst. He was raised in Iowa and resides in the Chicagoland area with his wife and twin daughters.

                                     RISKS

  Over time, stocks have historically provided superior long-term capital appreciation potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

  Because the Funds invest in stocks of small companies, which tend to be more volatile and less liquid than stocks of larger companies, investing in one of the Skyline Funds may involve an above-average degree of risk. Small companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their securities. However, the Funds attempt to reduce risk through portfolio diversification and the use of a stock selection strategy that emphasizes undervalued common stocks, many of which already reflect low valuations.

  There can be no assurance that a Fund's investment objective will be achieved. Each Fund's investment objective and policies may be changed by Skyline's board of trustees without shareholder approval. However, shareholder approval is required for changes in a Fund's fundamental investment restrictions. Any change in a Fund's investment objective might result in that Fund having an investment objective that differs from the investment objective a shareholder considered appropriate when investing.

  Like other mutual funds, financial and business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by the Adviser, and other service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Skyline is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds.

                            INVESTMENT RESTRICTIONS

  Skyline has adopted for each Fund certain fundamental investment restrictions, which may be changed only with the approval of a majority of the outstanding shares of that Fund as defined in the Investment Company Act of 1940. Neither Skyline Special Equities Portfolio nor Skyline Small Cap Value Plus may: (1) invest more than 5% of its assets (valued at the time of investment) in the securities of any single issuer, excluding government obligations; or (2) invest in a security if, as a result of such investment, the Fund would hold more than 10% (measured at the time of investment) of the outstanding voting securities of the issuer of such security. Skyline Small Cap Contrarian is subject to the same restrictions, but only as to 75% of its assets. No Fund may borrow money except for temporary or emergency purposes, and not in excess of 10% of its total assets; or invest more than 25% of its total assets in securities of issuers in a single industry.

                               PURCHASING SHARES

  SKYLINE SPECIAL EQUITIES PORTFOLIO CLOSED ON JANUARY 30, 1997, TO INVESTMENT BY NEW INVESTORS. However, persons owning shares of Skyline Special Equities Portfolio as of January 30, 1997 (the "Closing Date"), may continue to add to their accounts. In addition, the following persons may continue to open new accounts after the Closing Date: (i) persons owning shares of the Fund as of the Closing Date; (ii) clients of any financial advisor or planner who has $250,000 or more of client assets invested in the Fund as of the Closing Date; (iii) clients of Mesirow Asset Management, Inc., Skyline's former investment adviser, and Mesirow Financial, Inc., Skyline's former distributor; (iv) Skyline's trustees and members of their immediate families and the Adviser's employees and members of their immediate families; (v) retirement plan accounts (including ERISA accounts and IRAs) for the Adviser's employees, and Skyline's trustees, and members of their immediate families; (vi) retirement plans sponsored by the Adviser or Affiliated Managers Group, Inc., the general partner of the Adviser, in which the Adviser's employees are eligible to participate; (vii) members of Skyline Growth Fund, L.L.C., a private investment company managed by the Adviser; and (viii) persons who are transferring or rolling over into a Skyline Fund IRA assets from an employee benefit plan through which they held shares of the Fund, or investing part or all of the proceeds of a distribution from a plan through which the person held shares of the Fund which does not permit transfers or rollovers. IF YOU HAVE QUESTIONS ABOUT YOUR ELIGIBILITY TO PURCHASE SHARES OF THE FUND, CALL SKYLINE AT (312) 913-0900 OR (800) 458-5222. Purchases of shares of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian are not affected by this restriction.

  BY CHECK. You may purchase shares of a Fund by completing a share purchase application and forwarding it, together with a check for the investment, directly to SKYLINE FUNDS C/O FIRSTAR TRUST COMPANY, P.O. BOX 701, MILWAUKEE, WI 53201 or to the Distributor, an authorized agent or certain other intermediaries. See "Purchasing and Redeeming Shares Through Intermediaries." The transfer agent is unable to accept third party checks both on initial and subsequent share purchases.

  The purchase price of a Fund's shares is the net asset value per share next computed after receipt by Skyline's transfer agent or authorized agent (from the Distributor or an authorized broker-dealer or directly from a shareholder) of your order completed in accordance with the instructions on the account application. Your order must be received by Skyline's transfer agent or authorized agent before the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) to receive the net asset value calculated on that day. (See "Net Asset Value.") All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

  Should an order to purchase a Fund's shares be canceled because your check does not clear, you will be responsible for any resulting loss incurred by that Fund. A charge (currently $20) will be assessed for any returned check.

  DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Skyline Funds c/o Firstar Trust Company, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

  BY WIRE.  TO PURCHASE SHARES OF A FUND BY FEDERAL WIRE, PLEASE CALL SKYLINE AT
(800) 458-5222 FOR INSTRUCTIONS. To open a new account by wire, Skyline requires that an application form be faxed to it prior to receipt of the wire. Investors must then promptly mail the original application form to Skyline Funds c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201. No account services will be established until the completed application has been received by Skyline.

  GENERAL SHARE PURCHASE POLICIES. The minimum initial investment to open an account is $1,000, and subsequent investments must be at least $100. A Social Security or Taxpayer Identification Number must be supplied and certified on the account application form before an account can be established. Skyline may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if you fail to furnish Skyline with your correct Social Security or Taxpayer Identification Number.

  Skyline reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders. Skyline believes that frequent purchases and redemptions of the Fund's shares by investors utilizing market-timing strategies adversely affect the Funds. Skyline therefore intends to reject purchase orders from investors identified by Skyline as market-timers.

  Generally, Skyline does not issue share certificates representing shares, although share certificates in full share amounts will be furnished upon your written request. Fractional shares, if any, will be carried on Skyline's books without issuance of certificates.

                                REDEEMING SHARES

  BY MAIL. You may redeem shares of a Fund at the net asset value next determined after your request is received by Skyline's transfer agent or an authorized agent. Your redemption request in proper form must be received by Skyline's transfer agent or an authorized agent before the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., Central
Time) to receive the net asset value calculated on that day. (See "Net Asset Value.") To redeem shares, a written request must be received by Skyline's transfer agent or an authorized agent or telephone authorization in proper form must be received or be on file with Skyline's transfer agent. A written request for redemption must be signed by all persons in whose names the shares are registered. Redemption requests received by facsimile transmission or other electronic means will not be accepted. Signatures must conform exactly to the account registration.

  DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Skyline Funds c/o Firstar Trust Company, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

  Each record owner of an account is required to provide a signature guarantee on a written redemption request if (i) the redemption proceeds are being sent to an address other than the address of record, (ii) the redemption proceeds are to be sent to a bank or brokerage account not previously authorized by you in accordance with the instructions on the account application, (iii) the proceeds of the requested redemption would be more than $10,000, (iv) THE ADDRESS OF RECORD HAS CHANGED WITHIN THE LAST 60 DAYS, (v) when you request to redeem shares that have been issued in certificate form, (vi) when you want to have redemption proceeds sent to a different name and/or an address other than the address of record. The signature guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. Additional documentary evidence of authority is required in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator. CHECKS TO THIRD PARTIES, OTHER THAN A BANK OR BROKERAGE ACCOUNT AS AUTHORIZED ABOVE, ARE NOT PERMITTED. Redemption checks will not be forwarded if you move. The redemption request should also indicate the change of address and include a signature guarantee.

  BY TELEPHONE. Telephone redemptions can be authorized on the account application. If telephone redemptions are so authorized, Skyline will honor requests by telephone at (312) 913-0900 or (800) 458-5222. Reasonable procedures are used to confirm that instructions received by telephone are genuine. Such procedures include requesting personal identification information that appears on the purchase application and recording the conversation. You will bear the risk of any loss that might result from a fraudulent instruction, although Skyline may bear such risk if reasonable procedures were not used. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to your address of record or to a bank or brokerage account designated by you, in writing, on the purchase application or in a letter with the signature(s) guaranteed.

Skyline reserves the right to require each record owner of an account to provide a signature guarantee when you are adding telephone redemption to an account. Skyline also reserves the right to record all telephone redemption requests. You may not redeem by telephone shares held in an IRA account. During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case a redemption request would have to be made in writing.

  GENERAL REDEMPTION POLICIES. The redemption price per share is the net asset value next determined after receipt of the redemption request by Skyline's transfer agent or an authorized agent, which may be more or less than your cost depending upon the value of the Fund's investment securities at the time of redemption. (See "Net Asset Value.") There is no charge for a redemption, but an authorized agent may charge a fee for this service.

  Payment for shares redeemed is made by check or wire. Payment by check normally is mailed within seven days after receipt of the redemption request in proper form. If specified in the account application, the check will be payable and sent to a designated financial institution. A wire will be sent only to your bank or brokerage account as shown on the account application. Wire requests generally are paid the next business day, after deduction of the cost of the wire transfer (currently $12). That charge and any similar service fee may be changed without prior notice to you. Wires to third parties are not permitted.

  Skyline may suspend or postpone the right of redemption at times when trading on the New York Stock Exchange is restricted or as otherwise permitted by the Securities and Exchange Commission. If you redeem shares within 15 days after they have been purchased by check, Skyline may delay payment of the redemption proceeds until it can verify that payment for the purchase of the shares has been (or will be) received, which may take up to 15 days from the date of purchase.

  Skyline reserves the right to redeem shares in any account with a balance of less than $750 in share value in any Fund. Prior to any such redemption, Skyline will give shareholders with accounts not meeting the minimum balance requirement 30 days' written notice during which time they may increase their investment to avoid having shares redeemed. The $750 minimum balance requirement will be waived if an account balance drops below $750 due to market activity.

             PURCHASING AND REDEEMING SHARES THROUGH INTERMEDIARIES

  Shares of each of the Funds may be purchased or redeemed through certain intermediaries, some of which may charge a transaction fee. From time to time, Skyline may authorize certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders for Fund shares. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's net asset value per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction fee imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent. Skyline imposes no fees or charges other than those described in this prospectus.

  In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in the Fund. However, for accounting and shareholder services provided by such company with respect to Fund shares held by that company for its customers, the company may charge a fee (currently up to 0.35%) of the annual average value of those accounts. Those fees, if applicable, are paid by the Adviser from its own resources.

  Purchase orders and redemption requests may also be placed with intermediaries who are not authorized agents, including certain broker-dealers. If the intermediary through which an investor purchases or redeems shares is not an authorized agent, the purchase or redemption price will be the net asset value next computed after receipt of the purchase order or redemption request by Skyline's transfer agent from the intermediary.

  Any questions about purchasing or redeeming shares through an intermediary should be directed to Skyline at (312) 913-0900 or (800) 458-5222, or the intermediary.

                                NET ASSET VALUE

  The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order or request, respectively, by Skyline's transfer agent or an authorized agent.

  The net asset value of each Fund's shares is determined as of the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) each day it is open for trading. The net asset value per share of each Fund is determined by dividing the value of all of its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding. Each security traded on a national stock exchange or on the Nasdaq National Market is valued at the last sale price or, if there have been no sales on the valuation day, at the most recent bid price. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Other securities traded over-the-counter are valued at the last reported bid price. Other assets and securities are valued by methods that Skyline's board of trustees believes will determine a fair value.

                              SHAREHOLDER SERVICES

  SHAREHOLDER ACCOUNTS. Each shareholder of a Fund receives a quarterly account statement showing transactions in the Fund's shares with a balance denominated in the Fund's shares. In addition, confirmations are sent to shareholders upon purchase, redemption, dividend reinvestment, and change of shareholder address. For a fee, you may obtain a historical transcript of your account by requesting one in writing from Firstar Trust Company. If you transfer ownership of your account, each record owner of the account is required to provide a signature guarantee. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. For additional information, please call Skyline at (312) 913-0900 or (800) 458-5222.

  RETIREMENT PLANS. Investors may use Skyline as an investment for their Individual Retirement Accounts ("IRAs"), including regular IRAs, SEP-IRAs, SIMPLE-IRAs and Roth IRAs, profit sharing or pension plans, Section 401(k) plans, Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. Master IRA plans, information regarding plan administration, fees, and other details are available from the Distributor and authorized broker-dealers.

  EXCHANGE PRIVILEGE. Skyline offers an exchange privilege among the Funds and two portfolio series of Firstar Funds, Inc. -- Money Market Fund and U.S. Government Money Market Fund (the "Firstar Money Market Funds"). Because Skyline Special Equities Portfolio is closed to new investors, you may use the exchange privilege to exchange into that Fund only if you currently are eligible to invest in that Fund. All exchanges are based on the respective net asset value per share next calculated after the receipt of an exchange request. Shares of either Firstar Money Market Fund or any of the Funds to be acquired must be available for sale in the investor's state. To be effective on that date, a request to exchange into or out of a Firstar Money Market Fund must be received by the purchase or redemption cutoff time described from time to time in the Firstar Money Market Funds' prospectus, a copy of which can be obtained from Skyline at (312) 913-0900 or (800) 458-5222.

  The exchange privilege is not available for shares for which certificates have been issued or which have been held for fewer than 15 days. Exchanges by telephone are an automatic privilege unless you notify Skyline on the account application that such authorization has been withheld. Unless authorization is withheld, Skyline will honor exchange requests by telephone at (312) 913-0900 or (800) 458-5222. Skyline reserves the right to record all telephone exchange requests. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and recording the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although Skyline may bear such risk if reasonable procedures were not used. To reduce the risk of any fraudulent instruction, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account. During periods of volatile economic and market conditions, you may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

  Skyline reserves the right at any time without prior notice to suspend or terminate the use of the exchange privilege by any person or class of persons. Skyline believes that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds. THEREFORE, SKYLINE RESERVES THE RIGHT TO TEMPORARILY OR PERMANENTLY TERMINATE, WITH OR WITHOUT ADVANCE NOTICE, THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHO MAKES EXCESSIVE USE OF THE EXCHANGE PRIVILEGE (E.G., MORE THAN FOUR EXCHANGES PER CALENDAR YEAR). Moreover, Skyline reserves the right at any time without prior notice to suspend, limit, modify, or terminate the exchange privilege in its entirety. Because such a step would be taken only if Skyline's board of trustees believes it would be in the best interests of the Funds, Skyline expects that it would provide shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the exchange privilege would adversely affect the Funds. IF SKYLINE WERE TO SUSPEND, LIMIT, MODIFY, OR TERMINATE THE EXCHANGE PRIVILEGE, A SHAREHOLDER EXPECTING TO MAKE AN EXCHANGE MIGHT FIND THAT AN EXCHANGE COULD NOT BE PROCESSED OR THAT THERE MIGHT BE A DELAY IN THE IMPLEMENTATION OF THE EXCHANGE. HOWEVER, REDEMPTION REQUESTS MAY CONTINUE TO BE MADE AS DESCRIBED UNDER "REDEEMING SHARES."

  EXCHANGES OF SHARES ARE TAXABLE EVENTS AND MAY RESULT IN A GAIN OR LOSS FOR FEDERAL INCOME TAX PURPOSES. A prospectus for the Firstar Money Market Funds may be obtained by calling Skyline at (312) 913-0900 or (800) 458-5222. An investor considering an exchange should refer to the relevant prospectus for additional information.

  AUTOMATIC INVESTMENT PLAN. Skyline has a pre-authorized purchase plan for shareholders who wish to make automatic periodic investments in shares of a Fund. (See "Purchasing Shares.") With regard to investments in Skyline Special Equities Portfolio, you may use the plan only if you are eligible to invest in that Fund. You may establish an automatic investment plan for Skyline Small Cap Value Plus, Skyline Small Cap Contrarian or

Skyline Special Equities Portfolio (if you are eligible to invest in that Fund) by opening an account with $1,000 or more and delivering to Skyline's transfer agent an automatic investment plan application along with a voided check. The plan enables Firstar Trust Company, Skyline's transfer agent, to withdraw funds from your bank account or NOW account on a predetermined basis for investment in shares of a Fund. You may terminate your participation in the plan at any time without penalty by written notice to Firstar Trust Company at least 15 days prior to the next investment date. To change your bank account information, your written request must be accompanied by a voided check or a withdrawal slip for your new bank account. Skyline may modify or terminate the plan at any time, or from time to time, without notice to shareholders.

  SYSTEMATIC WITHDRAWAL PLAN. A shareholder may request that Skyline periodically redeem shares of a Fund having a specified redemption value. Payment is sent by check to the record holder(s) of the account. To initiate the Systematic Withdrawal Plan, the account must have a share balance of $5,000 or more and the periodic withdrawal must be in an amount of not less than $100. Skyline may modify or terminate the Systematic Withdrawal Plan at any time, or from time to time, without notice to shareholders.

  DIVIDEND PURCHASE PLAN. A shareholder may have dividends and distributions paid by a Fund automatically invested in shares of one of the Firstar Money Market Funds in which an account has been opened through Skyline's exchange privilege. Similarly, dividends paid on shares in a Firstar Money Market Fund account opened by a Skyline shareholder through the exchange privilege may be automatically invested in shares of Skyline Small Cap Value Plus or Skyline Small Cap Contrarian or, if the shareholder is eligible to invest in Skyline Special Equities Portfolio, in shares of that Fund. The account into which the dividends are to be invested must meet any applicable minimum balance requirement, and the account registration must be identical to the registration of the account from which the dividends or distributions are paid. The minimum subsequent investment amount will be waived. Before establishing this plan to make investments in the Firstar Money Market Funds, a shareholder should obtain and read carefully the Firstar Money Market Funds prospectus, a copy of which may be obtained by calling Skyline at (312) 913-0900 or (800) 458-5222.

                          DIVIDENDS AND DISTRIBUTIONS

  Shareholders may receive two kinds of distributions from Skyline: dividends and capital gains distributions. All dividends and capital gains distributions are paid in the form of additional shares credited to an investor's account at net asset value per share (without a sales charge) unless the shareholder has requested on the account application or in writing that distributions be made in cash. The Funds expect to declare and pay net investment income dividends and distributions of net realized short- and long-term capital gains, if any, at least annually.

                                     TAXES

  Each Fund is a separate entity for federal income tax purposes. Skyline intends for each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund so qualifies, it generally will not be subject to federal income or excise tax to the extent that its taxable income is distributed to shareholders.

  Dividends paid by the Funds from net investment income together with distributions of net short-term capital gains generally will be taxable to shareholders as ordinary income, generally in the year received. Distributions declared in October through December, to shareholders of record before January 1, and paid during January of the following year, will be considered paid on December 31 in the calendar year declared. A portion of any dividend paid by each Fund from its net investment income generally will be eligible for the dividends-received deduction for corporations, depending upon the percentage of the distributing Fund's net income derived from qualifying dividends. Distributions by a Fund of net capital gains (the excess of net long-term capital gains over net short-term losses) which are designated as capital gain distributions are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares in that Fund. To the extent a Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain on the sale of such shares. Shareholders will be informed annually of the amount and nature of Skyline's income and distributions. However, shareholders who are not subject to income taxation will not be required to pay tax on amounts distributed to them.

  Under federal law, exchanges and redemptions of shares, including exchanges of shares in one Fund for shares in another Fund or another fund with which Skyline has exchange privileges, are taxable events and, accordingly, may result in capital gain or loss for shareholders participating in such transactions. Shareholders electing to reinvest dividends or redemption proceeds in new shares will nevertheless be treated as having received such distributions for tax purposes.

  Any dividends or distributions have the effect of reducing the per share net asset value by the amount of the dividends or distributions. Although a dividend or distribution paid shortly after shares are purchased is in effect a return of capital, these distributions are subject to taxes, even if their effect is to reduce the per share net asset value below a shareholder's cost. Skyline will notify you annually as to the tax status of dividend and capital gain distributions paid by Skyline.

  Dividend distributions, capital gains distributions and capital gains or losses from redemptions and exchanges may be subject to state and local taxes. In certain states, a portion of Skyline's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. Skyline will indicate each year the portion of each Fund's income, if any, which is derived from such obligations.

  Skyline is required by federal law to withhold, currently at the rate of 31%, from reportable payments (which may include dividends, capital gain distributions, and proceeds from redemptions) paid to shareholders who have not provided a Social Security or Taxpayer Identification Number, have not represented that they either are not currently subject to backup withholding or are exempt from backup withholding, and have not certified that such information is correct. Any amounts withheld will be credited against a shareholder's normal federal income tax liability.

  The tax treatment of non-resident alien individuals, foreign corporations and other non-U.S. shareholders may differ from that described above. All shareholders should consult their own advisors concerning federal, state, and local tax consequences of an investment in the Funds.

                             MANAGEMENT OF SKYLINE

  THE TRUSTEES. The board of trustees has overall responsibility for the conduct of Skyline's affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by Skyline's shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by Skyline's shareholders. Skyline's shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

  THE ADVISER. Skyline's investment adviser is Skyline Asset Management, L.P. The Adviser is a Delaware limited partnership formed in 1995. The general partner of the Adviser is Affiliated Managers Group, Inc. ("AMG"). Limited partnership interests in the Adviser are held by corporations wholly owned by certain officers of the Adviser, including the portfolio managers of Skyline Special Equities Portfolio and Skyline Small Cap Value Plus.

  The officers of the Adviser manage the day-to-day operations of the Adviser. The Funds' portfolio managers make all investment decisions for the Funds. AMG does not manage the day-to-day operations of the Adviser, nor does it participate in the investment process. AMG is a publicly-traded company which acquires interests in investment management firms. The largest shareholder of AMG is a group of private equity funds managed by TA Associates, Inc., however, such entities have no power or authority to participate in the management or operations of the Adviser, and it is expected that the equity ownership of such funds will be diluted or reduced.

  The Adviser manages the investment and reinvestment of each Fund's assets. In addition the Adviser provides office space, facilities, equipment, and personnel for managing the assets and administering Skyline's day-to-day operations, and provides shareholder and investor services.

  In return for the comprehensive fee described below, the Adviser bears all ordinary costs and expenses attendant to operating the Funds except fees paid to non-interested trustees, organization and initial offering expenses, taxes, interest expense, portfolio transaction costs, and any extraordinary costs or expenses not incurred in the course of Skyline's ongoing operation. The overall expense ratio of each Fund is shown in the "Expense Information" table in this Prospectus.

  For its advisory, management, and administrative services, and for the assumption of Skyline's ordinary operating expenses, each Fund pays the Adviser a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million and 1.35% of average daily net assets in excess of $600 million. The Adviser has agreed to limit each Fund's expenses (including the Adviser's fee, trustees' fees and expenses, and reimbursement of organizational expenses, but excluding extraordinary costs or expenses not incurred in the ordinary course of Skyline's operation) to 1.75% of the average daily net assets of Skyline Special Equities Portfolio, 2.00% of the average daily net assets of Skyline Small Cap Value Plus, and 1.75% of the average daily net assets of Skyline Small Cap Contrarian. Expenses incurred in excess of these limits, if any, will be reimbursed to the Fund by the Adviser.

  Each Fund has a portfolio manager who works with a team of the Adviser's investment professionals and analysts. William M. Dutton, portfolio manager for Skyline Special Equities Portfolio, Kenneth S. Kailin, portfolio manager for Skyline Small Cap Value Plus, and Daren C. Heitman, portfolio manager for Skyline Small Cap Contrarian, are each responsible for the day-to-day management of their respective Fund. Mr. Dutton is chief investment officer and managing partner of the Adviser and president of Skyline Funds. Before August 31, 1995, Mr. Dutton was an executive vice president of Skyline's former investment adviser. Mr. Kailin is partner-portfolio manager of the Adviser and an executive vice president of Skyline Funds. Mr. Kailin was a senior vice president of Skyline's former investment adviser from 1994 to August 31, 1995, and vice president from 1992 to 1994. Mr. Heitman has been a securities analyst with the Adviser since September 1995. Between May 1994 and September 1995, Mr. Heitman was a securities analyst with Skyline's former investment adviser, and from January 1993 to May 1994, he was a securities analyst with Mesirow Financial, Inc., a financial services company.

  PORTFOLIO TRANSACTIONS. Decisions as to the purchase and sale of securities for a Fund and the execution of these transactions, including the negotiation of brokerage commissions on such transactions, are the Adviser's responsibility. In general, the Adviser seeks to obtain prompt and reliable execution of purchase and sale orders at the most favorable net prices or yields. In determining the best net price and execution, the Adviser may take into account a broker's or dealer's operational and financial capabilities and the type of transaction involved.

  The Adviser may consider research services provided by the broker or dealer, some of which may be useful to the Adviser in its other business functions. To the extent such research services are taken into account, the execution price paid may be higher, but only in reasonable relation to the benefit of such research services as determined in good faith by the Adviser. The Adviser is authorized to place portfolio transactions with brokers or dealers participating in the distribution of the Funds' shares, but only if the Adviser reasonably believes that the execution and commission are comparable to those available from other qualified firms.

  The Funds' historical portfolio turnover rates are included in the Financial Highlights.

  PERFORMANCE. From time to time, in advertisements and sales literature, Skyline may present information regarding the total return on a hypothetical investment in a Fund for various periods of performance and may make comparisons of such total return to various stock indexes (groups of unmanaged common stocks), to the Consumer Price Index, or to groups of comparable mutual funds.

  Total return for a period is the percentage change in value during the period of an investment in a Fund's shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. The average annual total return for a given period may be calculated by finding the average annual compounded rate of return that would equate a hypothetical $1,000 investment to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. All of the calculations described above will assume the reinvestment of dividends and distributions in additional shares of the Fund. Income taxes will not be taken into account.

  In addition to the figures described above, Skyline might use rankings or ratings determined by Lipper Analytical Services, Inc., Morningstar, Inc., or another service to compare the performance of a Fund with the performance of (i) other funds of similar size and investment objective or (ii) broader groups of funds. Skyline may also provide information about, or compare performance of a Fund to, the historical returns on various types of financial assets.

  Performance of a Fund will vary from time to time, and past results are not indicative of likely future performance. Performance information supplied by Skyline may not provide a basis of comparison with other investments using different reinvestment assumptions or time periods.

                             SKYLINE AND ITS SHARES

  Skyline was organized as a Massachusetts business trust on

February 4, 1987, and is an open-end, diversified management investment company. Skyline Special Equities Portfolio began operations April 23, 1987, Skyline Small Cap Value Plus began operations on February 9, 1993, and Skyline Small Cap Contrarian began operations on December 15, 1997. Skyline's name was changed to "Skyline Funds" effective as of April 25, 1997, pursuant to an amendment to its Agreement and Declaration of Trust.

  SHARES. Under the terms of Skyline's Agreement and Declaration of Trust, Skyline may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. There are currently three series authorized and outstanding. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by Skyline's board of trustees on shares of that series. All shares of a series have equal rights in the event of liquidation of that series.

  Under Massachusetts law, the shareholders of Skyline may, under certain circumstances, be held personally liable for Skyline's obligations. However, Skyline's Agreement and Declaration of Trust disclaims liability of shareholders, Skyline's trustees, and Skyline's officers for acts or obligations of Skyline or the Funds and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by Skyline or the board of trustees. Skyline's Agreement and Declaration of Trust provides for indemnification out of the assets of a Fund of all losses and expenses of any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and Skyline itself is unable to meet its obligations.

  VOTING RIGHTS. Each Skyline share has one vote and fractional shares have fractional votes. A separate vote of the shareholders of each Fund is required for approval of Skyline's investment advisory agreement, any change in a Fund's fundamental investment policies and restrictions, and any matters which affect only one Fund. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. All shareholders of Skyline vote together in the election of trustees.

  SHAREHOLDER INQUIRIES. Inquiries should be addressed to Skyline Funds, c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. Telephone inquiries may be made at (312) 913-0900 or (800) 458-5222.

-------------------------------------      -------------------------------------
-------------------------------------      -------------------------------------

SHAREHOLDER SERVICES:
  Skyline Funds
  311 South Wacker Drive, Suite 4500
  Chicago, IL 60606
  (800) 458-5222
  (312) 913-0900

INVESTMENT ADVISER:
  Skyline Asset Management, L.P.
  311 South Wacker Drive, Suite 4500
  Chicago, IL 60606

DISTRIBUTOR:
  Funds Distributor, Inc.
  60 State Street, Suite 1300
  Boston, MA 02109

CUSTODIAN AND TRANSFER AGENT:
  Firstar Trust Company
  P.O. Box 701
  Milwaukee, WI 53201

INDEPENDENT AUDITORS:
  Ernst & Young LLP
  233 South Wacker Drive
  Chicago, IL 60606

LEGAL COUNSEL:
  Bell, Boyd & Lloyd
  Three First National Plaza, Suite 3300
  Chicago, IL 60602

  NO DEALER, SALESPERSON OR ANY OTHER PERSON IS AUTHORIZED, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, TO ACT AS AGENT FOR SKYLINE FUNDS, NOR IS ANY PERSON AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTARY INFORMATION OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY SKYLINE FUNDS, AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

  SKYLINE FUNDS, THE SKYLINE LOGO, AND SKYLINE SPECIAL EQUITIES PORTFOLIO ARE REGISTERED SERVICE MARKS OF AFFILIATED MANAGERS GROUP, INC.

-------------------------------------
S K Y L I N E  F U N D S-REGISTERED TRADEMARK-

SKYLINE SPECIAL
EQUITIES PORTFOLIO-REGISTERED TRADEMARK-

SKYLINE SMALL CAP VALUE PLUS

SKYLINE SMALL CAP CONTRARIAN

----------------------------
PROSPECTUS

---------------------------------
APRIL 28, 1998

-------------------------------------      -------------------------------------
-------------------------------------      -------------------------------------

                       SKYLINE FUNDS-Registered Trademark-

                       311 South Wacker Drive, Suite 4500
                             Chicago, Illinois 60606
                                 (312) 913-0900
                                 (800) 458-5222

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 28, 1998

     Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian are each a series of Skyline Funds ("Skyline"). Prior to April 28, 1998, Skyline Small Cap Value Plus was named Skyline Special Equities II. Each series of Skyline represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective and policies. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Skyline Funds Prospectus for Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian dated April 28, 1998, and any supplement to that Prospectus. That Prospectus can be obtained without charge by calling or writing to Skyline.

                                TABLE OF CONTENTS
                                                                         Page
                                                                         ----
Skyline and the Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . .3
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . .6
Principal Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Management of Skyline. . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Investment Advisory Services . . . . . . . . . . . . . . . . . . . . . . . 13
Portfolio Transactions and Brokerage . . . . . . . . . . . . . . . . . . . 15
Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . . . . . 18
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

                              SKYLINE AND THE FUNDS

     Skyline's name was changed from "Skyline Fund" to "Skyline Funds" as of April 1997. As used in this Statement of Additional Information, "Special Equities Portfolio" means Skyline Special Equities Portfolio, "Small Cap Value Plus" means Skyline Small Cap Value Plus, and "Small Cap Contrarian" means Skyline Small Cap Contrarian. Prior to April 28, 1998, Skyline Small Cap Value Plus was named Skyline Special Equities II. Special Equities Portfolio, Small Cap Value Plus, and Small Cap Contrarian are sometimes referred to collectively as the "Funds" and individually as a "Fund." Skyline Asset Management, L.P. (the "Adviser") provides investment advisory and administrative services to each of the Funds.

                               INVESTMENT POLICIES


     TEMPORARY INVESTMENTS. To manage cash inflows or in anticipation of redemptions, each Fund may invest, without limitation, in high-quality fixed-income securities and may hold assets in cash or cash equivalents.

     REPURCHASE AGREEMENTS. Each Fund may invest up to 5% of its net assets in repurchase agreements. Repurchase agreements involve the acquisition by a Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase and the Fund to resell the instrument, at a fixed price, including yield, within a specified term. A Fund could suffer a loss and increased expense in connection with the sale of the securities if the seller does not repurchase them in accordance with the terms of the repurchase agreement. The Funds did not invest in repurchase agreements in the most recent fiscal year and have no present intention of investing in repurchase agreements in the coming year.

     FOREIGN SECURITIES. The Funds may invest in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include securities represented by American Depository Receipts (ADRs), securities of Canadian issuers, and securities guaranteed by a United States person. No Fund expects to invest more than 5% of its net assets in foreign securities.

     PORTFOLIO TURNOVER. The portfolio turnover rate of Special Equities Portfolio decreased from 130% in 1996 to 62% in 1997, and the portfolio turnover rate of Small Cap Value Plus decreased from 145% in 1996 to 104% in 1997. The decrease in the portfolio turnover rate during 1997, for both Special Equities Portfolio and Small Cap Value Plus was due to an increase in the number of portfolio holdings that met earnings expectations and an increase in selling price targets given the overall increase in market valuations. The portfolio turnover rate for Small Cap Contrarian during the period of its operation in 1997 was 0%.

     Although the Funds do not purchase securities with an expectation of rapid turnover, no limitations exist on the length of time that portfolio securities must be held. At times, each Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The turnover rate may vary greatly from year to year, but is expected to be less than 100%. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. (See "Taxes" in the Funds' prospectus, and "Taxes" in this statement of additional information.)

                             INVESTMENT RESTRICTIONS

     For each Fund, Skyline has adopted certain fundamental investment restrictions (which may not be changed without the approval of a majority of the Portfolio's outstanding shares). The Funds' fundamental investment restrictions are as follows:

     SPECIAL EQUITIES PORTFOLIO AND SMALL CAP VALUE PLUS.  Neither Fund may:

          1. Issue senior securities or borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (including the amount borrowed) (such Fund will not purchase securities when its borrowings exceed 5% of the value of its assets), and (ii) in connection with transactions in options, futures, or futures options.

          2. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

          3. Invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except government obligations or bank certificates of deposit and bankers' acceptances.

          4. Acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of any one issuer.

          5. Invest more than 5% of its assets (measured at the time of investment) in securities of an issuer with less than three years operating history (including predecessors).

          6. Sell securities short or purchase securities on margin (but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

          7. Invest more than 25% of its assets (valued at the time of investment) in the securities of companies in any one single industry, except government obligations.

          8. Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

          9. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     SMALL CAP CONTRARIAN.  The Fund may not:

          1. Borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (including the amount borrowed)(1) and (ii) in connection with transactions in options, futures, or futures options.

          2. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 25% of the value of its assets in real estate investment trusts).

          3. As to 75% of its total assets, invest more than 5% of its total assets (valued at the time of investment) in securities of any one issuer, except United States government obligations or bank certificates of deposit and bankers' acceptances.

          4. As to 75% of its total assets, acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of the issuer.

          5. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

-------------------------
(1) The Fund will not purchase securities when its borrowing exceed 5% of the value of its assets.

          6. Sell securities short or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

          7. Invest 25% or more of its total assets (valued at the time of investment) in the securities of companies in a single industry, except United States government obligations.

          8. Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

          9. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     Skyline also has adopted the following additional restrictions and policies with respect to each Fund (which may be changed by the board of trustees without shareholder approval). Under these additional policies and restrictions, a Fund may not:

          A. Invest in companies for the purpose of exercising control or management.

          B. Acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend, or a merger, consolidation or other reorganization. In addition to this restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund.

          C.   Invest in securities of other open-end investment companies.

          D. Invest more than 15% of its net assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale, (ii) fixed time deposits or certificates of deposit subject to withdrawal penalties, other than overnight deposits, or (iii) repurchase agreements which expire in excess of seven days.

          E. (for Special Equities Portfolio) Invest less than 65% of its total assets in common stocks.

               (for Small Cap Value Plus and Small Cap Contrarian) Invest less than 65% of its total assets in common stocks of small-capitalization issuers.

          F. Invest in financial futures, options, or options on financial futures.

          G.   Invest in commodities or commodity contracts.

                             PERFORMANCE INFORMATION

     From time to time Skyline may quote total return performance data for the Funds. Total return for a period is the percentage change in value during the period of an investment in a Fund's shares including the value of shares acquired through reinvestment of all dividends and capital gains distributions. An average annual total return for a given period may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. Average annual total return is computed as follows:

                           n
               ERV = P(l+T)

Where:         P =       a hypothetical initial investment of $1,000
               T =       average annual total return
               n =       number of years
               ERV =     ending redeemable value of a hypothetical $1,000
                         investment made at the beginning of the period at the end of the period (or fractional portion thereof)

     For example, total return and average annual total return at December 31, 1997 of an investment of $1,000 in Special Equities Portfolio, Small Cap Value Plus, and Small Cap Contrarian were:

                                                         AVERAGE ANNUAL
                                          TOTAL              TOTAL
                                         RETURN (%)         RETURN (%)
Special Equities Portfolio               ----------         ----------
--------------------------
     1 Year. . . . . . . . . . . .         35.43              35.43
     5 Years . . . . . . . . . . .        144.05              19.54
     10 Years. . . . . . . . . . .        647.63              22.28
     Life of Portfolio . . . . . .        521.61              18.63
     (April 23, 1987)

Small Cap Value Plus
--------------------

     1 Year. . . . . . . . . . . .         26.21              26.21
     Life of Portfolio . . . . . .        109.50              16.32
     (February 9, 1993)

Small Cap Contrarian
--------------------
     Life of Portfolio . . . . . .           0.0
     (December 15, 1997)

     Total return and average annual total return figures assume reinvestment of all dividends and distributions. Income taxes are not taken into account.
Total return and average annual total return figures for Special Equities Portfolio do not take into account the effect of the sales charge that applied to sales of that Fund's shares before August 13, 1992. If such charges were taken into account, Special Equities Portfolio's total return and average annual total return figures over five years and the life of the Fund would be lower. The Funds' performance figures are not a guarantee of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although total return information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by the Adviser, and other competing investment products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Funds. The comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     A Fund may also note (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. Newspapers and magazines which might mention Skyline and the Funds include, but are not limited to, the following:

     Barron's                      Kiplinger's Personal Finance
     Bloomberg Personal Finance    Los Angeles Times
     Business Week                 Money
     Changing Times                The Mutual Fund Letter
     Chicago                       Mutual Fund Values (Morningstar)
     Chicago Tribune               Newsweek
     Chicago Sun-Times             The New York Times
     Crain's Chicago Business      Pensions and Investments
     Consumer Reports              Personal Investor
     Consumer Digest               Smart Money
     Financial Planning            Time
     Financial World               USA Today
     FA Advisor                    U.S. News and World Report
     Forbes                        The Wall Street Journal
     Fortune                       Worth
     Institutional Investor
     Investor's Daily

     When a newspaper, magazine, or other publication mentions Skyline or a Fund, such mention may include: (i) listings of some or all of a Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by a Fund, including price-to-earnings, price-to-sales, and price-to-book value ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed below; and (iii) descriptions of the economic and market outlook generally and for a Fund, in the view of Skyline, a portfolio manager or the Adviser.

     Each Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Funds may be compared to stock market indexes or averages, including the following:


 Dow Jones Industrial Average       New York Stock Exchange Composite Index
 Russell 1000 Index                 American Stock Exchange Composite Index
 Russell 2000 Index                 NASDAQ Over-the-Counter Composite Index
 Russell 2500 Index                 NASDAQ Over-the-Counter Industrials Index
 Russell 3000 Index                 (These indexes generally reflect the
 Russell MidCap Index               performance of stocks traded in the
 Russell 2,000 Value Index          indicated markets.)
 Standard & Poor's Small Cap 600
 Index
 Standard & Poor's 500 Stock Index
 Standard & Poor's MidCap 400 Index
 Wilshire 5000
 Wilshire 4500
 Wilshire Quantum Small Value Index
 Wilshire Next 1750 Index
 Wilshire Quantum Small Cap Index
 (These indexes are widely recognized
 indicators of general U.S. stock
 market results.)


     The Funds' performance may also be compared to mutual fund industry indexes or averages, including the following: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Mid-Cap Average; Lipper Small Company Growth Fund Index; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average; Morningstar MidCap/Value Average; Morningstar Small Cap Value Average.

     Lipper Small Company Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated, and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of mutual funds.

     Lipper and Morningstar, Inc. ("Morningstar"), classify, calculate, and publish the Lipper and Morningstar averages, respectively, which are unweighted averages of total return performance of mutual funds. The Portfolio may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Portfolio to a different category or develop (and place the Portfolio into) a new category, the Portfolio may compare its performance or ranking against other funds in the newly assigned category, as published by the service.

Moreover, the Portfolio may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Funds may use Ibbotson's historical data regarding the Consumer Price Index. The Funds may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Skyline to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

                             PRINCIPAL SHAREHOLDERS

     The only persons known by Skyline to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of March 31, 1998 were Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 26.03% and the Boston Safe Deposit & Trust Co., Trustee f/b/o Eastman Kodak Employees' Savings and Investment Plan, as record owner for various beneficial owners, which held 8.87% of the shares of Special Equities Portfolio, Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 20.59% and Hartford Life Insurance Company Deferred Pension III Separate Account, which held 5.97% of the shares of Small Cap Value Plus, and Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 23.98%, Mesirow Financial, Inc., as a nominee for a beneficial owner, which held 5.50%, and Douglas H. Brown II, who held 6.59% of the shares of Small Cap Contrarian. The address of Charles Schwab & Co., Inc. is 101 Montgomery Street, San Francisco, California 94104. The address of Boston Safe Deposit & Trust Co. is 1 Cabot Road, Medford, Massachusetts 02155. The address of the Hartford Life Insurance Company Deferred Pension III Separate Account is P.O. Box 2999, Hartford, Connecticut 06104. The address of Mesirow Financial, Inc., is 350 North Clark Street, Chicago, Illinois 60610. Douglas H. Brown II's address is P.O. Box 18130, Reno, Nevada 89511.

                              MANAGEMENT OF SKYLINE

     Trustees and officers of Skyline, and their principal business occupations during at least the last five years, are shown below.

     WILLIAM M. DUTTON,(*) 44, PRESIDENT AND TRUSTEE. Chief Investment Officer and Managing Partner, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc., since September 1995. Previously, Executive Vice President and Portfolio Manager (Special Equities Portfolio), Mesirow Asset Management, Inc.

     WILLIAM L. ACHENBACH, 55, TRUSTEE. President, W.L. Achenbach & Associates, Inc., a financial counseling firm, since July 1992. Previously, Executive Vice President, Brownson, Rehmus & Foxworth, Inc., a financial counseling firm.

     PAUL J. FINNEGAN, 45, TRUSTEE. Vice President, Madison Dearborn Partners, Inc., a venture capital firm, since January 1993. Previously, Vice President, First Chicago Venture Capital, a venture capital firm.

     DAVID A. MARTIN, 46, TRUSTEE. Attorney and Principal, Righeimer, Martin & Cinquino, P.C.

     RICHARD K. PEARSON, 58, TRUSTEE. Retired. Director, Citizens Savings Bank (Anamosa, Iowa), since February 1998, and Director, First Community Bank (Milton, Wisconsin), since January 1998. Previously, Director and President, LaSalle Bank, Westmont (Westmont, Illinois), from 1994 to 1997, and Director, Chief Executive Officer, and President, LaSalle Bank, Northbrook (Northbrook, Illinois), from 1986 to 1994.

     STEPHEN F. KENDALL, 43, EXECUTIVE VICE PRESIDENT. Partner-Chief Operating Officer, Skyline Asset Management, L.P., since January 1998. Previously, Regional Vice President, Metro Region, Nabisco Biscuit Company.

     KENNETH S. KAILIN, 39, EXECUTIVE VICE PRESIDENT. Partner-Portfolio Manager, Skyline Asset Management, L.P., since September 1995. Previously, Senior Vice President and Portfolio Manager (Small Cap Value Plus), Mesirow Asset Management, Inc.

     GEOFFREY P. LUTZ, 47, EXECUTIVE VICE PRESIDENT. Partner-Institutional Marketing, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc., since September 1995. Previously, Vice President, Mesirow Asset Management, Inc., and registered representative, Mesirow Financial, Inc. and Mesirow Investment Services, Inc.

-------------------------
(*) Indicates an "interested person" of Skyline, as defined in the Investment Company Act of 1940.

     MICHAEL MALONEY, 36, SENIOR VICE PRESIDENT. Partner-Senior Securities Analyst, Skyline Asset Management, L.P., since September 1995. Securities Analyst, Mesirow Asset Management, Inc., from February 1993 to August 1995, and prior to joining Mesirow Asset Management, Inc., Securities Analyst, Baker, Fentress & Company, a closed-end management investment company.

     DAREN C. HEITMAN, 31, SENIOR VICE PRESIDENT. Portfolio Manager, Skyline Asset Management, L.P., since August 1997. Securities Analyst with Skyline Asset Management, L.P. from September 1995 to August 1997. Securities Analyst with Mesirow Asset Management, Inc. from May 1994 to August 1995, and Securities Analyst with Mesirow Financial, Inc. from January 1993 to May 1994. Prior to joining Mesirow Financial, Inc., Securities Analyst, The Ohio Company, a regional brokerage firm.

     SCOTT C. BLIM, 38, SECRETARY AND TREASURER. Chief Financial Officer, Skyline Asset Management, L.P., since September 1995. Previously, Vice President, Director and Chief Administrative Officer, Murray Johnstone International Limited, an investment adviser.

     MICHELE M. BRENNAN, 26, VICE PRESIDENT. Director of Fund Marketing, Skyline Asset Management, L.P., since August 1996. Previously, Regional Marketing Associate, Strong Capital Management, an investment adviser.

     The address of Messrs. Dutton, Kendall, Kailin, Lutz, Maloney, Heitman and Blim and Ms. Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The addresses of the other trustees are: William L. Achenbach, 510 East Main Street, Charlottesville, Virginia 23902; Paul J. Finnegan, Three First National Plaza, Suite 3800, Chicago, Illinois 60602; David A. Martin, 135 South LaSalle Street, Chicago, Illinois 60603; and Richard K. Pearson, 401 South Quincy Street, Hinsdale, Illinois 60521.

     As of March 31, 1998, the trustees and officers of Skyline owned, in the aggregate, 79,854 shares of Special Equities Portfolio, 17,793 shares of Small Cap Value Plus, and 84,501 shares of Small Cap Contrarian, which represented less than 1% of each of Skyline Special Equities Portfolio and Skyline Small Cap Value Plus and 1.3% of Skyline Small Cap Contrarian.

     The trustees of Skyline who are not "interested persons" of Skyline, as defined in the Investment Company Act of 1940 (the "1940 Act"), receive from Skyline an annual retainer of $3,000 from each of the Funds and a fee of $400 for each meeting of the board of trustees (or any committee thereof) attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The following table sets forth compensation paid by Skyline during the fiscal year ended December 31, 1997, to each of the trustees of Skyline. Skyline has no retirement or pension plans. The trustees and officers affiliated with Skyline do not receive compensation from Skyline.

                                                     Aggregate Compensation
Name of Trustee                                         from Skyline Funds
-------------------------------------------------------------------------------

     William L. Achenbach. . . . . . . . . . . . .              $8,400
     William M. Dutton(1). . . . . . . . . . . . .                   0
     Paul J. Finnegan. . . . . . . . . . . . . . .               8,400
     David A. Martin . . . . . . . . . . . . . . .               8,400
     Richard K. Pearson(2) . . . . . . . . . . . .                   0

____________________________
(1)  Indicates an "interested person" of Skyline, as defined in the 1940 Act.
(2) Mr. Pearson was appointed a trustee of Skyline on February 24, 1998, and, consequently, received no compensation from Skyline during 1997. Mr. Pearson's predecessor received $8,400 from Skyline as compensation for serving as a trustee during 1997.

                          INVESTMENT ADVISORY SERVICES

     The Adviser provides investment advisory and administrative services to Skyline for Special Equities Portfolio and Small Cap Value Plus pursuant to Investment Advisory Agreements dated August 31, 1995 and for Small Cap Contrarian pursuant to an Investment Advisory Agreement dated November 6, 1997 (collectively, the "Agreements"). The Adviser is a Delaware limited partnership, the general partner of which is Affiliated Managers Group, Inc. ("AMG") and the limited partners of which are corporations wholly owned by Messrs. Dutton, Kailin, Lutz, Maloney and Kendall, respectively.

     AMG is a publicly-traded Delaware corporation which acquires interests in investment management firms. AMG has its offices at Two International Place, 23rd Floor, Boston, MA 02110. The largest shareholder of AMG is a group of private equity funds managed by TA Associates, Inc. ("TA") (the address of TA and each of the private equity funds is High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110); however, such entities have no power or authority to participate in the management or operations of the Adviser. It is expected that AMG will issue additional stock in private and/or public financing transactions and issue stock in consideration for the acquisition of interests in additional investment management firms, and it is possible that these private equity funds, because they are investment funds and not operating companies, may elect to distribute stock of AMG to investors in such funds. Such issuances or distributions could have the effect of diluting the interest in AMG of the funds managed by TA to less than a quarter of the outstanding voting interests in AMG.

     Under the Agreements, the Adviser pays all of the Funds' ordinary costs and expenses attendant to operating the Funds except the advisory fees, fees paid to non-interested trustees, organization and initial offering expenses, interest expenses, taxes, portfolio transaction costs, and any extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of Skyline's ongoing operation. The initial offering and organization expenses for Small Cap Contrarian were advanced to Skyline by the Adviser, and Small Cap

Contrarian is reimbursing the Adviser for such expenses in equal installments without interest over 20 calendar quarters.

     Expenses borne by Skyline pursuant to the Agreements, as described above, that are attributable to a particular Fund are charged to that Fund. Other expenses of Skyline are allocated among the Funds on a reasonable basis as determined by Skyline's board of trustees.

     For its management and advisory services, for providing shareholder and investor servicing, and for the assumption of the Funds' ordinary operating expenses, the Adviser is paid a monthly comprehensive fee from each Fund based on each Fund's average daily net assets. Under the Agreements, each Fund pays the Adviser a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million.

     The Adviser has agreed that it will reimburse each Fund to the extent that, in any fiscal year, the aggregate expenses of the Fund, including the advisory fee, trustees' fees and expenses, and reimbursement of organizational expenses, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of Skyline's ongoing operation, exceed an annual rate of 1.75% of the average daily net assets of Special Equities Portfolio, 2.00% of the average daily net assets of Small Cap Value Plus, and 1.75% of the average daily net assets of Small Cap Contrarian. Reimbursement, if any, is made monthly.

     Special Equities Portfolio paid comprehensive management fees to the Adviser and to Skyline's prior investment adviser totaling $5,196,131, $2,508,468 and $2,890,146 in the years ended December 31, 1997, 1996, and 1995 respectively. Small Cap Value Plus paid comprehensive management fees to the Adviser and to Skyline's prior investment adviser totaling $1,995,055, $1,428,303 and $1,407,252 in the years ended December 31, 1997, 1996, and 1995, respectively. Small Cap Contrarian paid comprehensive management fees to the Adviser totaling $2,758 for the period from December 15, 1997 until December 31, 1997.

     The Agreements provide that the Adviser shall not be liable for any loss suffered by Skyline or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from the Adviser's reckless disregard of its obligations and duties under the Agreements.

     The Agreements may be continued from year to year only so long as the continuance of each is approved annually (a) by the vote of a majority of the trustees of Skyline who are not "interested persons" of Skyline or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of trustees of Skyline or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of that Fund. The Agreements are terminable with respect to a Fund without penalty, on 60 days' notice, by the trustees of Skyline or by vote of a majority of the outstanding shares of that Fund, or, on not less than 90 days' notice, by the Adviser. Each of the Agreements automatically terminates in the event of its assignment (as defined in the 1940 Act).

     The Adviser specializes in investing in stocks of companies with small market capitalizations. Each Fund has a portfolio manager who is responsible for the day-to-day management of that Fund. Each portfolio manager works with a team of the Adviser's investment professionals and analysts. The portfolio manager for Special Equities Portfolio is William M. Dutton, President of Skyline. His team for Special Equities Portfolio includes Kenneth S. Kailin, Executive Vice President of Skyline. Mr. Kailin is portfolio manager for Small Cap Value Plus. His team for Small Cap Value Plus includes Mr. Dutton. The portfolio manager for Small Cap Contrarian is Daren C. Heitman, Senior Vice President of Skyline. His team for Small Cap Contrarian includes Mr. Dutton and Mr. Kailin.

     Mr. Dutton is the Adviser's Managing Partner and Chief Investment Officer. Mr. Dutton, who is a certified public accountant, received an undergraduate degree in English Literature from Princeton University, and has a master's degree in accounting from the University of Illinois. He joined Mesirow Financial Services Inc., as an analyst in 1980 after practicing as an accountant for one year, and became a portfolio manager in 1984 with Mesirow Asset Management, Inc., the former adviser to Skyline. In addition to Special Equities Portfolio, Mr. Dutton manages separately managed accounts. Mr. Dutton was named 1992 Portfolio Manager of the Year by Morningstar, Inc.

     Mr. Kailin is a Partner-Portfolio Manager of the Adviser. He joined Mesirow Asset Management, Inc., in 1987 as a securities analyst and was promoted to vice president in 1992 and to senior vice president in 1994. Mr. Kailin received his Bachelor of Science degree in Finance from Indiana University and his M.B.A. degree from the University of Chicago. In addition, he holds the Chartered Financial Analyst designation.

     Mr. Heitman is a Portfolio Manager of the Adviser and has been a securities analyst for the Adviser since September 1995. He joined Mesirow Financial, Inc. as a securities analyst in 1993 after working for approximately two years as a securities analyst for The Ohio Company, a regional brokerage firm, and became a securities analyst in 1994 with Mesirow Asset Management, Inc. Mr. Heitman received a Bachelor of Business Administration degree in Finance from Iowa State University. In addition, he holds the Chartered Financial Analyst designation.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Portfolio transactions are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, the Adviser makes a judgment of the usefulness of the research information provided by a broker to the Adviser in managing the Funds. Although the information, e.g., data or recommendations concerning particular securities, sometimes relates to the specific transaction placed with the broker, the research predominately consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects useful to the Adviser in advising Skyline and other accounts.

     The reasonableness of brokerage commissions paid in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the portfolio transactions for the Funds are reviewed periodically by Skyline's board of trustees.

     The Adviser is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions. However, the board of trustees of Skyline recognizes that it is important for the Adviser, in performing its responsibilities to Skyline, to continue to receive and evaluate the broad spectrum of economic and financial information which many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of Skyline to take into account the value of the information received for use in advising Skyline. Consequently, the commission paid to a broker providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which receipt of such information may reduce the expenses of the Adviser in providing management services to Skyline is not determinable. In addition, the board of trustees understands that other clients of the Adviser also may benefit from the information obtained for Skyline, in the same manner that Skyline also may benefit from information obtained by the Adviser in performing services for others.

     Transactions of Skyline in the over-the-counter market and the third market are executed with primary market makers acting as principals except where it is believed that better prices and execution may be obtained from others.

     The Adviser is further authorized to allocate the orders placed by it on behalf of Skyline to brokers and dealers who provide research services to Skyline or the Adviser. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to the policy of seeking the best price and execution as stated above, sales of shares of Skyline by a broker-dealer may be considered by the Adviser in the selection of broker-dealers to execute portfolio transactions for Skyline.

     Although investment decisions for Skyline are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both Skyline and one or more other advisory clients.
If both Skyline and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten offerings) paid by Special Equities Portfolio and Small Cap Value Plus during the periods indicated, as well as the aggregate commissions paid to persons who were affiliated persons of Skyline as of the time such payments were made:

                                       Fiscal Year Ending December 31,
                             ------------------------------------------------
                                 1997             1996              1995

Special Equities Portfolio
  Aggregate commissions      $995,672(100%)   $857,984(100%)   $654,303(100%)
  Commissions paid to
     affiliates                   0   (0%)         0   (0%)      14,544(2.2%)

Small Cap Value Plus
 Aggregate commissions       $490,153(100%)   $541,341(100%)   $508,083(100%)
 Commissions paid to
    affiliates                    0   (0%)         0   (0%)           0 (0%)

Small Cap Contrarian paid aggregate brokerage commissions of $12,023 during the period from December 15, 1997 through December 31, 1997, and aggregate commissions of $0 to affiliates.

     The brokerage commissions paid by Special Equities Portfolio to affiliated persons during fiscal years 1997, 1996, and 1995 were paid in connection with transactions aggregating 0%, 0%, and 4%, respectively, of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Special Equities Portfolio. Of the aggregate brokerage commissions paid during fiscal year 1997, Special Equities Portfolio paid $905,714 to brokers who furnished research services, and such brokers effected transactions aggregating 92% of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Special Equities Portfolio.

     Of the aggregate brokerage commissions that Small Cap Value Plus paid during fiscal year 1997, $474,637 of that amount was paid to brokers who furnished research services, and such brokers effected transactions aggregating 96% of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Small Cap Value Plus. Of the aggregate brokerage commissions that Small Cap Contrarian paid during the period from December 15, 1997 through December 31, 1997, $10,831 of that amount was paid to brokers who furnished research services, and such brokers effected transactions aggregating 89% of that aggregate dollar amount of transactions involving the payment of brokerage commissions by Small Cap Contrarian.

     The Adviser may place brokerage transactions with brokers affiliated with the distributor for Skyline, Funds Distributor, Inc. Commissions paid to such brokers on any transaction will not exceed those paid by Skyline in similar transactions to other brokers.

                        PURCHASE AND REDEMPTION OF SHARES

     Purchases and redemptions are discussed in the Prospectus under the headings "Purchasing Shares," "Redeeming Shares," "Purchasing and Redeeming Shares Through Intermediaries," "Shareholder Services," and "Net Asset Value." All of that information is incorporated herein by reference.

     NET ASSET VALUE. The net asset value of the shares of each Fund is determined as of the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., central time) each day it is open for trading. The net asset value per share of each Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

     Investments are stated at current value. Securities listed or admitted to trading on a national securities exchange or the Nasdaq National Market are valued at the last sales price or, if there have been no sales on the valuation date, at the most recent bid price. Other securities traded over-the-counter are valued at the last reported bid price. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available will be valued at a fair value as determined in good faith by or under the direction of Skyline's board of trustees.

     The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     REDEMPTION IN KIND. With respect to each Fund, Skyline intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders having shares of a Fund with a minimum value of $5,000. The Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended). There are no separate charges to shareholders under the Withdrawal Plan.

     Withdrawals are not dividends and to the extent that the amount of the checks received under the Withdrawal Plan exceeds the amount of dividends or capital gains distributions credited to the shareholder's account, the payment will constitute a depletion of the principal in the shareholder's account. Withdrawals made concurrently with purchases of additional shares may be inadvisable because of tax consequences. A Withdrawal Plan may be terminated at any time upon written notice by the shareholder or Skyline.

                                      TAXES

     Each Fund is a separate entity for purposes of determining federal tax treatment. Skyline intends for each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and thus not be subject to federal income taxes on amounts which it distributes to shareholders.

                               GENERAL INFORMATION

     CUSTODIAN. Firstar Trust Company ("Firstar"), P.O. Box 701, Milwaukee, Wisconsin 53201, acts as Custodian of the securities and other assets of Skyline. As Custodian, Firstar is responsible for, among other things, safeguarding and controlling Skyline's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on Skyline's investments. Firstar also performs transfer agent and portfolio accounting services for the Funds. Firstar is not an affiliate of the Adviser or its affiliates.

     AUDITORS. Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 serves as Skyline's independent auditors, providing services including (i) audit of the annual financial statements, (ii) assistance and consultation in connection with Securities and Exchange Commission filings, and
(iii) review of the annual income tax returns filed on behalf of each Fund.

     DISTRIBUTOR. The shares of each Fund are offered for sale on a continuous basis through Funds Distributor, Inc. ("Distributor"), without any sales commissions or charges to the Funds or to their shareholders. The Chairman of the Distributor, and Chairman and Chief Executive Officer and the majority shareholder of its parent corporation, Boston Institutional Group, Inc., is Mr. William J. Nutt, the Chairman and Chief Executive Officer of AMG. The Distributor acts pursuant to a written Distribution Agreement with Skyline which continues from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the affected Fund and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Adviser pays, as a part of its agreement to pay all of the ordinary operating expenses of the Funds, all expenses in connection with registration of shares of the Funds with the Securities and Exchange Commission and notice filing fees under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses from its own resources.

     As agent, the Distributor offers shares of each Fund to investors in states where the shares are available for sale, at net asset value, without sales commissions or other sales load. The Distributor offers the Funds' shares only on a best-efforts basis.

     The Distributor or another broker affiliated with the Distributor may receive brokerage commissions on purchases and sales of portfolio securities by the Funds. Those amounts, if any, are described under "Portfolio Transactions and Brokerage."

     The Distributor is a selling agent for two series of Firstar Funds, Inc. -- Money Market Fund and U.S. Government Money Market Fund. Those funds are the money market funds for which shareholders may exchange their shares of the Funds through the exchange privilege described in the Prospectus.

                              FINANCIAL STATEMENTS

     Copies of the 1997 annual reports of Special Equities Portfolio, Small Cap Value Plus, and Small Cap Contrarian accompany this Statement of Additional Information. Each report contains financial statements, notes thereto, supplementary information entitled "Financial Highlights" and a report of independent auditors, all of which (but no other part of the reports) is incorporated herein by reference.

     A copy of the annual report for each Fund may be obtained by writing to the address shown on the cover page of this Statement of Additional Information, or by telephoning one of the numbers shown on the cover page.